UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016 (June 24, 2016)

SharpSpring, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

304 West University Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On June 27, 2016, SharpSpring, Inc., a Delaware corporation (the “Company”) completed the sale (the “Sale”) of its assets relating to its SMTP relay and email delivery products and services business (the “Assets”) for the Cash Purchase Price of $15,000,000, subject to certain working capital adjustments. The Sale was effected pursuant to the terms of an Asset Purchase Agreement, dated as of June 27, 2016 (the “Asset Purchase Agreement”) by and between the Company and The Electric Mail Company, a Nova Scotia company (“Buyer”). On the Closing Date (i) $13,997,274 was paid to the Company, which represents the Estimated Closing Payment and (ii) $1,000,000, which represents the Holdback Amount, was retained by the Buyer to secure the performance of the Company’s obligations, including any potential indemnification claims, under the Asset Purchase Agreement. The Holdback Amount, as adjusted, shall be paid to the Company 12 months following the Effective Date. The Sale enables the Company to focus on its SharpSpring and SharpSpring Mail+ marketing automation platform.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Asset Purchase Agreement. Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Asset Purchase Agreement.

Loan and Security Modification Agreement

On June 24, 2016 the Company and its subsidiaries Quattro Hosting LLC and SharpSpring Technologies, Inc. (together with the Company, collectively, “Borrowers”), entered into a Loan and Security Modification Agreement (“Modification Agreement”) with Western Alliance Bank (the “Bank”) relating to the revolving credit facility (the “Credit Facility”) provided by the Bank pursuant to the March 21, 2016 Loan and Security Agreement by and among Borrowers and the Bank (the “Loan Agreement”).

Pursuant to the Modification Agreement, the Bank provides its consent to the Sale and the Bank releases the Assets from the Bank’s security interest.

A copy of the Modification Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Modification Agreement. Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Modification Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

 The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 28, 2016 the Company issued a press release announcing the sale of its assets relating to its SMTP relay and email delivery products and services business. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated June 27, 2016, by and between SharpSpring, Inc. and The Electric Mail Company.

10.2	Loan and Security Modification Agreement dated June 24, 2016, by and among SharpSpring, Inc., Quattro Hosting LLC, SharpSpring Technologies, Inc. and Western Alliance Bank.

10.3	Loan Agreement dated March 21, 2016, by and among SharpSpring, Inc., Quattro Hosting LLC, SharpSpring Technologies, Inc. and Western Alliance Bank (incorporated by reference to the Form 8-K filed on March 22, 2016).

99.1	Press Release dated June 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SharpSpring, Inc.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: June 28, 2016